Rydex ETF Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX ETF TRUST

Guggenheim Russell 2000® Equal Weight ETF

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Supplement dated November 13, 2015 to the currently effective Summary
Prospectus (the “Prospectus”) for the Guggenheim Russell 2000® Equal Weight ETF

This supplement provides new and additional information beyond that contained in the Prospectus for the Guggenheim Russell 2000® Equal Weight ETF and should be read in conjunction with the Prospectus.

The Board of Trustees (the “Board”) of Rydex ETF Trust (the “Trust”) has approved a change in the Underlying Index of the Trust’s Guggenheim Russell 2000® Equal Weight ETF (the “Fund”). In connection with the change in the Fund’s Underlying Index, the Board also approved several other related changes, each of which is described below. These changes are expected to become effective on January 26, 2016, or such other date as deemed appropriate by the officers of the Trust (the “Effective Date”).

I.    Fund Name and Ticker Symbol Changes

On the Effective Date, the name and ticker symbol of the Fund will be changed as set forth below and all references to the Current Fund Name and ticker symbol will be replaced with the New Fund Name and ticker symbol.

Current Fund Name (Ticker Symbol)	New Fund Name (Ticker Symbol)
Guggenheim Russell 2000® Equal Weight ETF (EWRS)	Guggenheim S&P SmallCap 600® Equal Weight ETF (EWSC)

II.    Underlying Index Change

On the Effective Date, the Fund’s Underlying Index will be changed as set forth below and all references to the Current Underlying Index will be replaced with the New Underlying Index.

Fund	Current Underlying Index	New Underlying Index
Guggenheim Russell 2000® Equal Weight ETF	Russell 2000® Equal Weight Index	S&P SmallCap 600® Equal Weight Index

III.    Investment Objective Change

On the Effective Date, the Fund’s current investment objective as described under the heading “Investment Objective” in the “Fund Summary” section will be replaced in its entirety with the description below.

INVESTMENT OBJECTIVE
The investment objective of the Guggenheim S&P SmallCap 600® Equal Weight ETF (the “Fund”) is to correspond as closely as possible, before fees and expenses, to the price and yield performance of the S&P SmallCap 600® Equal Weight Index (the “Underlying Index”).

IV.    Principal Investment Strategies Changes

On the Effective Date, the first paragraph of the Fund’s current principal investment strategies as described under the heading “Principal Investment Strategies” in the “Fund Summary” section will be replaced in its entirety with the description below.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in securities in order to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The S&P SmallCap 600® Equal Weight Index is an unmanaged equal-weighted version of the S&P SmallCap 600® Index, which measures the performance of the small-cap segment of the market. The Underlying Index consists of U.S. common equities listed on the New York Stock Exchanges (including NYSE Arca and NYSE Amex) and NASDAQ, and also may include equity interests in real estate investment trusts and business development companies. As of September 30, 2015, the Underlying Index included small-capitalization companies with capitalizations ranging from $37 million to $16 billion. In general, the equal weighting provided by the Underlying Index provides equal representation for all securities at the Underlying Index’s rebalance interval(s), thereby providing broader exposure to the majority of securities in the Underlying Index than typically may be found in the Underlying Index’s market capitalization weighted counterpart.

V.    Non-Fundamental Investment Policy Change

On the Effective Date, the Fund’s non-fundamental investment policy to invest at least 80% of net assets, plus any borrowings for investment purposes, in the equity securities (and derivatives thereof) included in the Fund’s Current Underlying Index will be replaced in its entirety with the policy below, which has been revised to reflect the Fund’s New Underlying Index.

The Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities (and derivatives thereof) included in the S&P SmallCap 600® Equal Weight Index without 60 days’ prior notice to shareholders.

The Fund’s principal risks and fees and expenses are not expected to change as a result of the changes described above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

EWRS-SUMPRO-SUP-1115x0216

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